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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 1, 2008


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)



        MISSOURI                        0-20600                  43-1311101
     (State or other               (Commission File           (I.R.S. Employer
     jurisdiction of                    Number)                Identification
      organization)                                                Number)


     3101 MCKELVEY ROAD
     ST. LOUIS, MISSOURI                                           63044
     (Address of principal executive offices)                   (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

                  On July 1, 2008, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing that it received a letter from the Nasdaq Stock Market stating that its staff had determined that the Company had cured its previously reported filing delay and was again in compliance with its Nasdaq listing requirements. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  See Exhibit Index.




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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2008

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Zsolt Rumy
                                          -------------------------------------
                                          Zsolt Rumy
                                          Chief Executive Officer



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                                 EXHIBIT INDEX





 Exhibit
 Number                            Description
 ------                            -----------

  99                   Press Release, dated July 1, 2008






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